                                                                    EXHIBIT 99.6


DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
------------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

  7-Jun-02                         Summary Of Bank, Investment & Petty Cash Accounts       Attachment 1
   1:59 PM                                Great River Cruise Line, L.L.C.
Summary                                        Case No: 01-10963 (JCA)                        UNAUDITED
Great River Cruise Line, LLC                   For Month Of May, 2002

                                         Balances
                             ------------------------------    Receipts &       Bank
                                 Opening          Closing      Disbursements    Statements      Account
Account                      As Of 5/01/02    As Of 5/31/02    Included         Included        Reconciled
-------                      -------------    -------------    --------         --------        ----------
Delta Queen Steamer            41,695.13        92,531.04      Yes              No - Not        Yes
Hibernia                                                                        Concentration
Account # - 812-395-270                                                         Account

Delta Queen                         0.00             0.00      No -             Not A Bank      Yes
Petty Cash                                                     No Activity      Account

   28-Jun-02                     Receipts & Disbursements         Attachment 2-1
    4:24 PM                   Great River Cruise Line, L.L.C.
R&D - Hibernia - DQ Steamer      Case No: 01-10963 JCA)           UNAUDITED
                                       Hibernia
                                  Delta Queen Steamer
                                Account # - 812-395-270
                                 1 May 02 - 31 May 02

Opening Balance - 1 May 02
--------------------------
                                 41,695.13

Receipts
--------
                                 410,000.00             From The Delta Queen Steam Boat Co. -
                                                         Hibernia - DQSC Master Cash - Account (812-395-335)


                                 ----------
                                 410,000.00             Total Receipts


Disbursements
-------------
                                  (1,512.00)            Crew Maintenance (P&I)
                                 (81,692.35)            Lay-Up - Hotel Ops
                                 (68,048.38)            Lay-Up - Marine Ops
                                  (3,707.17)            Office - NOLA - Cartons
                                  (3,042.00)            SG&A - IT
                                    (157.27)            SG&A - Passenger Services
                                  (9,881.58)            SG&A - Sales & Marketing
                                 (42,450.29)            Start-Up - Hotel Ops
                                 (12,494.28)            Start-Up - Marine Ops
                                  (2,861.20)            Other Vessel Expense
                                -----------
                                (225,846.52)            Total Disbursements (* See Footnote)



Closing Balance - 31 May 02
---------------------------

                                  92,531.04



                 *$133,317.57 Of Disbursements Not Reflected In Disbursements
                  Above Due To Being Reimbursed By Buyer Of Assets At Closing.

  7-Jun-02                     Concentration & Investment Account Statements    Attachment 3
   3:15 PM                         Great River Cruise Line, L.L.C.
Summary                                Case No: 01-10963 (JCA)
Great River Cruise Line, LLC            For Month Of May, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 27-JUN-02 16:30:27
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: MAY-02

currency USD
Company=22 (DELTA QUEEN)

                                                       PTD-Actual
                                                       31-May-02
                                                  ------------------
Revenue
Gross Revenue                                                   0.00
Allowances                                                 18,034.17
                                                  ------------------
Net Revenue                                                18,034.17

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                              505.19
Passenger Expenses                                            885.34
Vessel Expenses                                             6,808.50
Layup/Drydock Expense                                           0.00
Vessel Insurance                                            2,137.11
                                                  ------------------
Total Operating Expenses                                   10,336.14

                                                  ------------------
Gross Profit                                                7,698.03

SG&A Expenses
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                  ------------------
Total SG&A Expenses                                             0.00

                                                  ------------------
EBITDA                                                      7,698.03

Depreciation                                                    0.00

                                                  ------------------
Operating Income                                            7,698.03

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                                      0.00
Reorganization expenses                                 6,463,154.63
                                                  ------------------
Total Other Expense/(Income)                            6,463,154.63

                                                  ------------------
Net Pretax Income/(Loss)                               (6,455,456.60)

Income Tax Expense                                              0.00

                                                  ------------------
Net Income/(Loss)                                      (6,455,456.60)
                                                  ==================

AMCV US SET OF BOOKS                                  Date: 27-JUN-02 16:29:29
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: MAY-02

currency USD
Company=22 (DELTA QUEEN)

                                                 YTD-Actual             YTD-Actual
                                                 31-May-02               22-Oct-01
                                              ----------------     ------------------
ASSETS

Cash and Equivalent                                  68,334.95              64,522.98

Restricted Cash                                           0.00                   0.00

Accounts Receivable                                  68,637.17              33,451.42

Inventories                                               0.00             270,331.59

Prepaid Expenses                                          0.00              37,922.40

Other Current Assets                                      0.00              14,555.00

                                              ----------------     ------------------
Total Current Assets                                136,972.12             420,783.39


Fixed Assets                                              0.00          27,296,694.44

Accumulated Depreciation                                  0.00         (15,065,339.51)

                                              ----------------     ------------------
Net Fixed Assets                                          0.00          12,231,354.93


Net Goodwill                                              0.00                   0.00

Intercompany Due To/From                         (6,457,514.92)         (9,202,583.95)

Net Deferred Financing Fees                               0.00                   0.00

Net Investment in Subsidiaries                            0.00                   0.00

                                              ----------------     ------------------
Total Other Assets                               (6,457,514.92)         (9,202,583.95)

                                              ----------------     ------------------
Total Assets                                     (6,320,542.80)          3,449,554.37
                                              ================     ==================

AMCV US SET OF BOOKS                         Date: 27-JUN-02 16:29:29
BALANCE SHEET - ATTACHMENT 5                 Page:   2
Current Period: MAY-02

currency USD
Company=22 (DELTA QUEEN)

                                                 YTD-Actual            YTD-Actual
                                                 31-May-02              22-Oct-01
                                              ----------------     ------------------
LIABILITIES

Accounts Payable                                        689.27               5,758.93

Accrued Liabilities                                       0.00             715,443.75

Deposits                                                  0.00           2,045,629.83

                                              ----------------     ------------------
Total Current Liabilities                               689.27           2,766,832.51


Long Term Debt                                            0.00                   0.00

Other Long Term Liabilities                               0.00                   0.00

                                             -----------------     ------------------
Total Liabilities                                       689.27           2,766,832.51


OTHER

Liabilities Subject to Compromise                   540,730.95             490,370.44

                                              ----------------     ------------------
Total Other                                         540,730.95             490,370.44


OWNER'S EQUITY

Common Stock                                              0.00                   0.00

Add'l Paid In Capital                             3,701,000.00           3,701,000.00

Current Net Income (Loss)                        (7,476,984.57)         (2,206,220.03)

Retained Earnings                                (3,085,978.45)         (1,302,428.55)

                                              ----------------     ------------------
Total Owner's Equity                             (6,861,963.02)            192,351.42

                                              ----------------     ------------------
Total Liabilities & Equity                       (6,320,542.80)          3,449,554.37
                                              ================     ==================

                                               ATTACHMENT 6                 01-10963 (JCA)
Great River Cruise LIne, LLC    Summary List of Due To/Due From Accounts
                                    For the Month Ended May 31, 2002


                                                            BEGINNING                                                   ENDING
AFFILIATE NAME                           CASE NUMBER         BALANCE              DEBITS             CREDITS            BALANCE
American Classic Voyages Co.               01-10954       (6,701,911.57)            75.00              972.51        (6,702,809.08)
AMCV Cruise Operations, Inc.               01-10967       (9,437,391.08)         1,721.18            8,109.72        (9,443,779.62)
The Delta Queen Steamboat Co.              01-10970        6,758,836.66      4,741,570.12        1,078,422.25        10,421,984.53
DQSB II, Inc.                              01-10974             (367.05)               --                  --              (367.05)
Great AQ Steamboat, L.L.C                  01-10960          167,391.63            621.81                  --           168,013.44
Great Pacific NW Cruise Line, L.L.C        01-10977            2,052.08          3,096.00              336.00             4,812.08
Great Ocean Cruise Line, L.L.C             01-10959          242,859.89        292,068.13           30,977.27           503,950.75
Cruise America Travel, Incorporated        01-10966       (1,419,142.24)               --                  --        (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C         01-10964           18,978.71                --                  --            18,978.71
Cape Cod Light, L.L.C                      01-10962             (270.05)               --                  --              (270.05)
Cape May Light, L.L.C                      01-10961           33,543.95                --                  --            33,543.95
Project America, Inc.                      N/A               (11,144.65)               --                  --           (11,144.65)
Oceanic Ship Co.                           N/A                  (257.75)               --                  --              (257.75)
Great Hawaiian Cruise Line, Inc.           01-10975              (60.73)               --                  --               (60.73)
Great Hawaiian Properties Corporation      01-10971          (41,555.00)               --                  --           (41,555.00)
American Hawaii Properties Corporation     01-10976            9,562.38                --                  --             9,562.38
CAT II, Inc.                               01-10968            1,025.41                --                  --             1,025.41
                                                         -------------------------------------------------------------------------
                                                         (10,377,849.41)     5,039,152.24        1,118,817.75        (6,457,514.92)
                                                         =========================================================================

GREAT RIVER CRUISE LINE, L.L.C.                         CASE #:  01-10963 (JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING






DETAIL:                                          0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL


Paymentech Credit Card Processor                                                                    68,637.17       68,637.17
American Express Credit Card Processor                                                                                   0.00
Discover Credit Card Processor                                                                                           0.00
Diners Credit Card Processor                                                                                             0.00
Travel Agents                                                                                                            0.00
Crew Member                                                                                                              0.00

                                             -------------    --------------    -------------   -------------   -------------
Total                                                 0.00              0.00             0.00       68,637.17       68,637.17
                                             =============    ==============    =============   =============   =============






                                                                  ATTACHMENT # 7

                                   DELTA QUEEN
                                AP-STEAMER CHECKS
                               22-000-221300-00000

                                     MAY-02

OUTSTANDING CHECKS:

                     12333 M. Richardson-Walmart              40.00
                     12335 J. Blasier-Capitol One             20.00
                     12385 J. Blasier-K. Hansen              150.00
                     12399 Peoria Historical Society         120.00
                     12404 Anthony May-Verizon               200.00
                     12408 Peoria Historical Society         160.00

                                                            -------
                     Total per G/L:                          690.00
                                                            =======




                     ATTACHMENT # 8

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Debtor completed a sale of assets on May 31, 2002 (the "Close date"). The sale included the Debtor's primary asset, the Delta Queen, and all inventories. In connection therewith, the Debtor recorded a loss on disposition of $6.5 million. This amount, which is included in reorganization expenses, is an estimate that will be adjusted when the Debtor receives a final allocation of the purchase price from the Purchaser. The asset purchase agreement allows the Purchaser sixty days to provide an allocation between the purchased assets.

2. As part of the asset sale, the Purchaser reimbursed the Debtor for credit card commission previously incurred which benefited future voyages. The Debtor recorded a credit to commission expense to reflect this reimbursement.